Investor Deck | September 24, 2018 Announces Merger Agreement with Pandora SiriusXM Exhibit 99.2

Call Participants Jim Meyer Chief Executive Officer SiriusXM David Frear Chief Financial Officer SiriusXM Roger Lynch Chief Executive Officer Pandora Naveen Chopra Chief Financial Officer Pandora

Important Information This communication is being made in respect of the proposed merger transaction involving Sirius XM Holdings Inc. (“Sirius”) and Pandora Media, Inc. (“Pandora”). Sirius intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement of Pandora and a prospectus of Sirius and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of Pandora seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and stockholders of Pandora are urged to carefully read the entire registration statement(s) and proxy statement(s)/prospectus(es), when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Sirius and Pandora with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Sirius may be obtained free of charge from Sirius at www.siriusxm.com, and the documents filed by Pandora may be obtained free of charge from Pandora at www.Pandora.com. Alternatively, these documents, when available, can be obtained free of charge from Sirius upon written request to Sirius, 1290 Avenue of the Americas, 11th Floor, New York, New York 10104, Attn: Investor Relations, or by calling (212) 584-5100, or from Pandora upon written request to Pandora, 2101 Webster Street, Suite 1650, Oakland, California 94612 Attn: Investor Relations or by calling (510) 451-4100. Sirius and Pandora and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Pandora in favor of the approval of the merger. Information regarding Sirius’ directors and executive officers is contained in Sirius’ Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 23, 2018, which are filed with the SEC. Information regarding Pandora’s directors and executive officers is contained in Pandora’s Annual Report on Form 10-K for the year ended December 31, 2017, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018 and its Proxy Statement on Schedule 14A, dated April 10, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the proposed acquisition of Pandora by Sirius and other matters that are not historical facts and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in Sirius’ and Pandora’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: ability to meet the closing conditions to the merger, including the approval of Pandora’s stockholders on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the expected benefits from the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; Sirius’ or Pandora’s substantial competition, which is likely to increase over time; Sirius’ or Pandora’s ability to retain subscribers or increase the number of subscribers is uncertain; Sirius’ or Pandora’s ability to profitably attract and retain subscribers as Sirius’ marketing efforts reach more price-sensitive consumers is uncertain; failing to protect the security of the personal information about Sirius’ or Pandora’s customers; interference to Sirius’ or Pandora’s service from wireless operations; we and Pandora engage in substantial marketing efforts and the continued effectiveness of those efforts are an important part of Sirius’ and Pandora’s business; consumer protection laws and their enforcement; Sirius’ or Pandora’s failure to realize benefits of acquisitions or other strategic initiatives; unfavorable outcomes of pending or future litigation; the market for music rights, which is changing and subject to uncertainties; Sirius’ dependence upon the auto industry; general economic conditions; existing or future government laws and regulations could harm Sirius’ or Pandora’s business; failure of Sirius’ satellites would significantly damage Sirius’ business; the interruption or failure of Sirius’ or Pandora’s information technology and communications systems; rapid technological and industry changes; failure of third parties to perform; Sirius’ failure to comply with FCC requirements; modifications to Sirius’ or Pandora’s business plan; Sirius’ or Pandora’s indebtedness; Sirius’ studios, terrestrial repeater networks, satellite uplink facilities or Sirius’ or Pandora’s other ground facilities could be damaged by natural catastrophes or terrorist activities; Sirius’ principal stockholder has significant influence over Sirius’ affairs and over actions requiring stockholder approval and its interests may differ from interests of other holders of Sirius’ common stock; we are a “controlled company” within the meaning of the NASDAQ listing rules; impairment of Sirius’ or Pandora’s business by third-party intellectual property rights; changes to Sirius’ dividend policies which could occur at any time; and risks related to the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures. The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Combination creates the world’s largest audio entertainment company with more than $7B in revenue, a $41B enterprise value, low leverage and strong cash flow Builds on SiriusXM’s position as the leader in subscription radio and critically-acclaimed curation with the addition of the largest U.S. audio streaming platform Enables SiriusXM to significantly expand its presence beyond the vehicle into the complementary in-home & mobile entertainment area Diversifies revenue streams with the U.S.’s largest ad-supported digital audio offering and enables continued expansion in North America Creates a strong promotional platform for emerging and established artists to reach and grow their fan base Strategic Rationale

Leveraging SiriusXM’s exclusive content and programming with Pandora’s free ad-supported and subscription tiers to create unique audio packages Utilizing SiriusXM’s extensive automotive relationships to drive Pandora’s in-car distribution Cross-promotion opportunities between SiriusXM’s base of 36M+ subscribers across North America & 23M+ annual trial listeners and Pandora’s approximately 70M+ active listeners Combining investments in content & technology and expanded monetization capabilities across both ad-supported and subscription services in and out of the vehicle 360L deployments combined with Pandora’s digital & ad capabilities to drive increased share of in- car ear & wallet vs other platforms Growth Opportunities

Pandora stockholders to receive 100% stock consideration at a fixed exchange ratio of 1.44 shares of SiriusXM for each share of Pandora Equivalent to $10.14 per share, representing a 13.8% premium based on the 30- day VWAP of both companies’ shares Transaction valued at approximately $3.5 billion, including assumption of debt Pandora stockholders to own 8.6% of the pro forma company on a fully diluted basis Expected to close in Q1 2019 subject to Pandora stockholders approval, antitrust approvals and customary closing conditions Transaction Overview Transaction Consideration Expected Closing

Adding Largest U.S. Audio Streaming Platform 65M ad-supported listeners and 6M subscribers Pandora’s Music Genome provides billions of data points for personalized recommendations Tiered offering of ad-supported, Plus and Premium plans Industry-leading ability to monetize digital audio including established direct sales force, targeting data, AdsWizz platform and programmatic audio & video ads Recent deals to expand distribution & reach (T-Mobile, Snap and AT&T) and arrangements that allow users to enjoy their favorite content anytime, anywhere Investments in podcast offerings that will bring hundreds of publishers to a scaled audience, leveraging the strength of Pandora’s Genome capabilities 70M+ MAU’s $1B+ Ad Revenue 24HRS Avg Listening hrs/mo

A Compelling Ecosystem 23M Annual SXM OEM Trials 70M+ Pandora MAUs 36M SiriusXM Subs Conversions Non - Conversions Ups - Sells Churn

Benefits to Pandora Stockholders Builds on Pandora’s strong operational momentum over last year Structure allows shareholder participation in future upside Increase in scale, industry expertise and financial resources to drive growth & innovation Ability to differentiate product and content offering Sirius XM provides a strategic advantage in vehicles Opportunity to accelerate advertising business and increased expertise in subscriptions

Benefits to Consumers, Artists & Stockholders Stockholders: Artists: Growth and scale to reach more fans Significant & growing royalty stream to artists Extensive user preference data Consumers: Current offerings to remain in place Opportunity for new packages with enhanced features Ability to listen to more music and non-music content on any platform, anywhere Combined listener base spanning 65M+ ad-supported listeners and 40M+ combined subscribers Operational excellence in subscription and advertising businesses Strong capitalization supports investments in content, new products and capital returns to stockholders

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